UNITED STATES SECURITIES AND EXCHANGE
COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 21, 2012

Lehigh Gas Partners LP

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-35711 (Commission File Number)	45-4165414 (IRS Employer Identification No.)

702 West Hamilton Street, Suite 203
Allentown, PA 18101
(Address of principal executive office) (Zip Code)

(610) 625-8000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                           Entry into a Material Definitive Agreement.

The information set forth under the caption “Acquisition of Express Lane, Inc.” under “Item 2.01 Completion of Acquisition or Disposition of Assets” is incorporated into this Item 1.01 by reference.

Item 2.01                                           Completion of Acquisition or Disposition of Assets.

Acquisition of Express Lane, Inc.

On December 21, 2012, Lehigh Gas Wholesale Services, Inc. (the “Express Lane Purchaser”), a wholly-owned subsidiary of Lehigh Gas Partners LP (the “Partnership”), entered into a Stock Purchase Agreement (the “Express Lane Stock Purchase Agreement”) with James E. Lewis, Jr., Lida N. Lewis, James E. Lewis, III and Reid D. Lewis (collectively, the “Express Lane Sellers”), pursuant to which the Express Lane Sellers agreed to sell to the Express Lane Purchaser all of the outstanding capital stock (collectively, the “Express Lane Shares”) of Express Lane, Inc. (“Express Lane”), the owner and operator of various retail convenience stores, which include the retail sale of motor fuels and quick service restaurants, at various locations in Florida.  In connection with the purchase of the Express Lane Shares, the Express Lane Purchaser agreed to acquire thirty-nine motor fuel service stations, one as a fee simple interest and thirty-eight as leasehold interests.

In connection with the purchase of the Express Lane Shares, on December 21, 2012, LGP Realty Holdings LP, a wholly-owned subsidiary of the Partnership (“LGP-R”), entered into a Purchase and Sale Agreement (the “Express Lane Purchase and Sale Agreement” and, together with the Express Lane Stock Purchase Agreement, the “Express Lane Agreements”) with Express Lane.  Under the Express Lane Purchase and Sale Agreement, LGP-R agreed to acquire from Express Lane, prior to the Express Lane Purchaser’s acquisition of the Express Lane Shares, an additional fee simple interest in six properties and two fueling agreements (collectively, the “Express Lane Property”).

On December 21, 2012, LGP-R completed the acquisition of the Express Lane Property from the Express Lane Sellers, as contemplated by the Express Lane Purchase and Sale Agreement.  In addition, on December 22, 2012, the Express Lane Purchaser completed (the “Express Lane Closing”) the acquisition of the Express Lane Shares from the Express Lane Sellers, as contemplated by the Express Lane Stock Purchase Agreement.

From and after the date of the Express Lane Closing, Lehigh Gas — Ohio, LLC (“LGO”), an entity managed by Joseph V. Topper, Jr., the Chief Executive Officer and the Chairman of the board of directors of Lehigh Gas GP LLC (“Lehigh Gas GP”), the general partner of the Partnership, will operate Express Lane’s gasoline and diesel retail outlet business and its related convenience store business (the “Express Lane Retail Business”).  In addition, certain of the assets related to the Express Lane Retail Business and certain liabilities of the Express Lane Sellers were assigned by the Partnership to LGO.  LGO paid the Partnership $1,000,000 in exchange for such assets, subject to certain post-closing adjustments.

Pursuant to the PMPA Franchise Agreement (which was previously disclosed by the Partnership in its Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on October 30, 2012) by and between LGO and the Express Lane Purchaser (the “Franchise Agreement”), the Partnership will be the exclusive distributor of motor fuels to all sites operated by LGO in connection with the Express Lane Retail Business.  In addition, the Partnership will lease these sites to LGO pursuant to property lease agreements.  The Partnership estimates it will receive from LGO aggregate rental income, net of expenses, of approximately $4.6 million per year from such sites.

Under the Express Lane Agreements, the aggregate purchase price (the “Express Lane Purchase Price”) for the Express Lane Property and the Express Lane Shares is $43,000,000, subject to certain post-closing adjustments.  Of the Express Lane Purchase Price, the Express Lane Purchaser paid an aggregate of $41,868,500 to the Express Lane Sellers and placed an aggregate of $1,754,849 into escrow, of which $1,000,000 has been placed into escrow to fund any indemnification or similar claims made under the Express Lane Agreements by the parties thereto, and $131,500 has been placed into escrow pending the completion by the Express Lane Sellers of certain environmental remediation measures.  In addition to the Express Lane Purchase Price, the Express Lane Purchaser also placed $623,349 (the “Tax Escrow”) into escrow to indemnify the Express Lane Sellers for certain tax obligations resulting from the sale of the Express Lane Property, as more fully described below.

Pursuant to the Express Lane Stock Purchase Agreement, the Express Lane Purchaser is required to indemnify the Express Lane Sellers for any amount of federal income taxes incurred by Express Lane Sellers on their share of the income or gain resulting from the sale of the Express Lane Property that is in excess of fifteen percent of the Express Lane Purchase Price attributable to the Express Lane Property, plus an amount equal to the tax obligations of the Express Lane Sellers as the result of their receipt of such payments (collectively, the “Total Shareholder Taxes”).  The Express Lane Purchaser paid the Tax Escrow into escrow, representing a preliminary estimate of the Total Shareholder Taxes.  If the actual Total Shareholder Taxes calculated in accordance with the Express Lane Stock Purchase Agreement (the “Actual Total Shareholder Taxes”) are equal to or exceed the Tax Escrow, then, on or before April 10, 2013, the Tax Escrow will be released to the Express Lane Sellers and the Express Lane Purchaser will be required to pay to the Express Lane Sellers any such excess.  If the Tax Escrow exceeds the Actual Total Shareholder Taxes, then, on or before April 10, 2013, an amount equal to the Actual Total Shareholder Taxes will be released to the Express Lane Sellers from the Tax Escrow, and the remainder of the Tax Escrow will be returned to the Express Lane Purchaser.

Under the Express Lane Stock Purchase Agreement, the Express Lane Sellers have agreed not to compete in the retail motor fuel or convenience store business within the State of Florida for a period of four years following the Express Lane Closing.  In addition, pursuant to the Express Lane Stock Purchase Agreement, each of the Express Lane Sellers executed a general release in favor of the Express Lane Purchaser, Express Lane and their respective affiliates.

The Express Lane Agreements contain customary representations, warranties, indemnity provisions, and agreements and obligations of the respective parties thereto.

All of the transactions between the Partnership and LGO that are described in this report under the caption “Acquisition of Express Lane, Inc.” have been approved by the conflicts committee of the board of directors of Lehigh Gas GP.

The foregoing description of the Express Lane Stock Purchase Agreement and of the Express Lane Purchase and Sale Agreement does not purport to be complete and is qualified in its entirety by reference to the Express Lane Stock Purchase Agreement and to the Express Lane Purchase and Sale Agreement, which are attached as Exhibits 2.1 and 2.2, respectively, to this Current Report on Form 8-K and are incorporated into this report by reference.  The registrant has omitted schedules, exhibits and similar attachments to the Express Lane Agreements pursuant to Item 601(b)(2) of Regulation S-K.  The registrant will furnish a copy of any omitted schedule, exhibit or similar attachment to the SEC upon request.

The Express Lane Agreements and the above description thereof have been included to provide investors and securityholders with information regarding the terms of the Express Lane Agreements.  It is not intended to provide any other factual information about the Partnership, the Express Lane Purchaser, LGP-R, Express Lane, the Express Lane Sellers, or their respective subsidiaries or affiliates.  The Express Lane Agreements contain representations and warranties of each of the parties thereto, made solely for the benefit of the other parties thereto.  The assertions embodied in those representations and warranties are qualified by information in disclosure schedules that the parties to the Express Lane Agreements have exchanged in connection with the execution of the Express Lane Agreements.  The disclosure schedules to the Express Lane Agreements contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Express Lane Agreements.  Moreover, the representations and warranties in the Express Lane Agreements were used for the purpose of allocating risk among the parties thereto.

Acquisition of Dunmore Oil Company, Inc. and Jojo Oil Company, Inc.

On December 21, 2012, the Partnership completed (the “Dunmore Closing”) the acquisition of certain assets of Dunmore Oil Company, Inc. and Jojo Oil Company, Inc. (together, the “Dunmore Sellers”) as contemplated by the Asset Purchase Agreement (the “Dunmore Initial Agreement”), dated November 30, 2012, by and among the Partnership, LGP-R, the Dunmore Sellers, and, for limited purposes, Joseph Gentile, Jr., and the amendments thereto, dated December 4, 2012 (the “Dunmore First Amendment”), December 13, 2012 and December 21, 2012 (the Dunmore Initial Agreement, together with all amendments thereto, the “Dunmore Purchase Agreement”).  Pursuant to the Dunmore Purchase Agreement, the Dunmore Sellers sold to the Partnership all of the assets (collectively, the “Dunmore Assets”) held and used by the Dunmore Sellers in connection with their gasoline and diesel retail outlet business and their related convenience store business (the “Dunmore Retail Business”).

From and after the date of the Dunmore Closing, LGO will operate the Dunmore Retail Business.  In addition, as contemplated by the Dunmore Purchase Agreement, certain of the Dunmore Assets and certain liabilities of the Dunmore Sellers were assigned by the Partnership to LGO.  LGO paid the Dunmore Sellers $500,000 in exchange for such assets, subject to certain post-closing adjustments.

Pursuant to the Franchise Agreement, the Partnership will be the exclusive distributor of motor fuels to all sites operated by LGO in connection with the Dunmore Retail Business.  In addition, the Partnership will lease these sites to LGO pursuant to property lease agreements.  The Partnership estimates it will receive from LGO aggregate rental income, net of expenses, of approximately $1.7 million per year from such sites.

As consideration for the Dunmore Assets, the Partnership paid (i) $27,500,000 in cash to the Dunmore Sellers; (ii) $500,000 in cash to Mr. Gentile as consideration for his agreeing, for a period of five years following the Dunmore Closing, to not compete in the Dunmore Retail Business, to not engage in the sale or distribution of branded motor fuels, and to not solicit or hire any of the Partnership’s or its affiliates’ employees; and (iii) $500,000 in cash to be held in escrow and delivered to the Dunmore Sellers upon the Partnership’s receipt of written evidence concerning the payment of certain of the Dunmore Sellers’ pre-closing tax liabilities (collectively, the “Dunmore Purchase Price”).

All of the transactions between the Partnership and LGO that are described in this report under the caption “Acquisition of Dunmore Oil Company, Inc. and Jojo Oil Company, Inc.” have been approved by the conflicts committee of the board of directors of Lehigh Gas GP.

Copies of the Dunmore Initial Agreement and the Dunmore First Amendment were previously filed as Exhibits 2.1 and 2.2, respectively, to the Partnership’s Current Report on Form 8-K filed with the SEC on December 5, 2012.

Item 2.03              Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

As previously disclosed by the Partnership in its Current Report on Form 8-K filed with the SEC on October 30, 2012, the Partnership entered into a Second Amended and Restated Credit Agreement, dated October 30, 2012, among the Partnership, as borrower, KeyBank National Association, as Administrative Agent, as Collateral Agent, as L/C Issuer, as Joint Lead Arranger and as Joint Book Runner, RBS Citizens, N.A., as Joint Lead Arranger and Joint Book Runner, and Citizens Bank of Pennsylvania, as Syndication Agent, and the other lenders party thereto (the “New Credit Agreement”).  The New Credit Agreement includes a $249 million senior secured revolving credit facility, expiring October 30, 2015 (the “Credit Facility”).

Substantially all of the aggregate purchase price of $71,500,000 for the acquisitions of Express Lane and the Dunmore Sellers, as described under Item 2.01 above, was funded by a drawing under the Credit Facility.

The foregoing description of the New Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the New Credit Agreement, which is attached as Exhibit 10.1 to the Partnership’s Current Report on Form 8-K filed with the SEC on October 30, 2012 and is incorporated into this report by reference.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements,” such as statements regarding the anticipated impact of acquiring Express Lane and the Dunmore Sellers.  These forward-looking statements are based on current plans and expectations and involve a number of risks and uncertainties that could cause actual results and events to vary materially.  For a full discussion of these risks and uncertainties, please refer to the “Risk Factors” section of the Partnership’s Registration Statement on Form S-1 filed with the SEC on May 11, 2012 and the information included in subsequent amendments and other filings. These forward-looking statements are based on and include the Partnership’s expectations as of the date hereof. Subsequent events and market developments could cause the Partnership expectations to change. While the Partnership may elect to update these forward-looking statements at some point in the future, the Partnership specifically disclaims any obligation to do so, even if new information becomes available, except as may be required by applicable law.

Item 7.01                                           Regulation FD Disclosure.

On December 24, 2012, the Partnership issued a press release related to the acquisition of the outstanding capital stock of Express Lane, Inc., as described under Item 2.01 above, which is furnished herewith as Exhibit 99.1.  In addition, on December 24, 2012, the Partnership issued a press release related to the acquisition of certain assets of Dunmore Oil Company, Inc. and Jojo Oil Company, Inc., as described under Item 2.01 above, which is furnished herewith as Exhibit 99.2.

The information in the preceding paragraph, as well as Exhibits 99.1 and 99.2 referenced therein, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in filings under the Securities Act of 1933, as amended.

Item 9.01                                           Financial Statements and Exhibits.

(a) Financial Statements of a Business Acquired

This Current Report on Form 8-K will be supplemented by an amendment to provide the required financial statements in connection with the Partnership’s acquisition of Express Lane, as described under Item 2.01 above, not later than 71 days after the date that this Current Report on Form 8-K was required to be filed.

(b) Pro Forma Financial Information

This Current Report on Form 8-K will be supplemented by an amendment to provide the required pro forma financial information in connection with the Partnership’s acquisition of Express Lane, as described under Item 2.01 above, not later than 71 days after the date that this Current Report on Form 8-K was required to be filed.

(d) Exhibits

Exhibit Number	Description

2.1	Stock Purchase Agreement, dated December 21, 2012, by and among Lehigh Gas Wholesale Services, Inc., James E. Lewis, Jr., Lida N. Lewis, James E. Lewis, III and Reid D. Lewis.

2.2	Purchase and Sale Agreement, dated December 21, 2012, by and between Express Lane, Inc. and LGP Realty Holdings LP.

99.1	Press Release regarding the Acquisition of the Outstanding Capital Stock of Express Lane, Inc., dated December 24, 2012.

99.2	Press Release regarding the Acquisition of Certain Assets of Dunmore Oil Company, Inc. and Jojo Oil Company, Inc., dated December 24, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Lehigh Gas Partners LP

	By:	Lehigh Gas GP LLC, its general partner

Dated: December 26, 2012
	By:	/s/ Mark L. Miller
		Name:	Mark L. Miller
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

2.1	Stock Purchase Agreement, dated December 21, 2012, by and among Lehigh Gas Wholesale Services, Inc., James E. Lewis, Jr., Lida N. Lewis, James E. Lewis, III and Reid D. Lewis.

2.2	Purchase and Sale Agreement, dated December 21, 2012, by and between Express Lane, Inc. and LGP Realty Holdings LP.

99.1	Press Release regarding the Acquisition of the Outstanding Capital Stock of Express Lane, Inc., dated December 24, 2012.

99.2	Press Release regarding the Acquisition of Certain Assets of Dunmore Oil Company, Inc. and Jojo Oil Company, Inc., dated December 24, 2012.